THE HUNTINGTON FUNDS

HUNTINGTON WORLD INCOME FUND

SUPPLEMENT DATED JULY 30, 2012 TO THE PROSPECTUS DATED

FEBRUARY 28, 2012 (CLASS A SHARES AND TRUST SHARES)

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE TABLE IN THE

SECTION TITLED “SALES CHARGES” ON PAGE 12 WITH THE FOLLOWING:

Sales Charges

Purchases of Class A Shares are subject to front-end sales charges.

Amount of Transaction	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Reallowance
$ 0-$49,999	4.75%	4.99%	4.275%
$ 50,000-$99,999	3.75%	3.90%	3.375%
$ 100,000-$249,999	3.00%	3.09%	2.70%
$ 250,000-$499,999	2.50%	2.56%	2.25%
$ 500,000-$749,999	2.00%	2.04%	1.80%
$ 750,000-$999,999	1.25%	1.27%	1.125%
$1,000,000 and Over	0.00%*	0.00%*	0.00%

*	A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 13 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.